UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 14, 2010

First Franklin Corporation
 (Exact name of registrant as specified in its charter)

Delaware	0-16362	31-1221029
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4750 Ashwood Drive, Cincinnati, Ohio	45241
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (513) 469-5352

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07	Submission of Matters to a Vote of Security Holders.
On June 14, 2010, First Franklin Corporation (the “Company”) held its 2010 Annual Meeting of Stockholders (the “Annual Meeting”) for the purpose of considering and voting upon the following matters, each of which was described in the Company’s proxy statement for the Annual Meeting:
(1)	The election of two directors;

(2)	The ratification of the selection of Clark, Schaefer, Hackett & Co. (“Clark Schaefer”) as the Company’s independent registered public accounting firm for the 2010 fiscal year; and

(3)	To consider a stockholder proposal requesting the Company’s Board of Directors (the “Board”) to take steps necessary to declassify the Board.
On June 18, 2010, IVS Associates, Inc. (“IVS”), the independent inspector of election for the Annual Meeting, released the final certified voting results for each matter voted upon at the Annual Meeting. The final voting results are described below.
Item 1 — Election of Two Directors
There were two Board seats up for election at the Annual Meeting, and the two nominees receiving the most votes would be elected to the Board. John. J. Kuntz and Thomas H. Siemers, who were recommended by the Company’s Nominating Committee and were nominated by the Board, were both re-elected as directors of the Company for terms expiring in 2013. In addition, Lenox Wealth Management, Inc. (“Lenox”), a stockholder of the Company, nominated John C. Lame for election as a director. Lenox solicited proxies in opposition to the Company and in support of Mr. Lame. The final tabulations with respect to each nominee are as follows:

Nominee	Votes For	Withheld	Broker Non-Votes
John J. Kuntz	909,799	81,161	0
Thomas H. Siemers	914,761	86,199	0
John C. Lame	519,351	1,164	0

Item 2 — Ratification of Independent Registered Public Accounting Firm
The affirmative vote of a majority of the shares present in person or by proxy and entitled to vote at the Annual Meeting was required to ratify the selection of Clark Schaefer. Abstentions had the effect of a vote “against” this proposal. The Company’s stockholders ratified the Audit Committee’s selection of Clark Schaefer as the Company’s independent registered public accounting firm for the 2010 fiscal year. The final, certified voting results on the proposal are as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
1,488,010	9,713	13,752	0
Item 3 — Stockholder Proposal to Declassify the Board of Directors
The affirmative vote of a majority of the shares present in person or by proxy and entitled to vote at the Annual Meeting was required to approve the stockholder proposal requesting that the Board take steps necessary to declassify the Board. Abstentions had the effect of a vote “against” this proposal. The Company’s stockholders did not approve the stockholder proposal at the Annual Meeting. The final, certified voting results on the proposal are as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
692,481	668,183	62,515	0

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST FRANKLIN CORPORATION
By:	/s/ Daniel T. Voelpel
Daniel T. Voelpel
Vice President and Chief Financial Officer

Date: June 18, 2010